UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 10, 2016
Date of Report (Date of earliest event reported)

eMedia Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-208049	47-5567250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Aaboulevarden 3, 3 8000 Aarhus C Denmark
(Address of principal executive offices)

+45 71 99 26 00
Registrant’s telephone number, including area code

Langdyssen 5
8200 Aarhus N Denmark
 (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On February 10, 2016, eMedia Group Inc. appointed Mr. Kok Wong Liew to serve as Vice President of Business Development. Mr. Liew is an experienced computer programmer and business director of computer training centers in Malaysia. The Company made Mr. Liew its VP of Business Development to assist them in finding new computer programmers and to introduce the Company’s public offering of shares to his associates and business contacts. eMedia Group’s CEO, Mr. Henrik Jorgensen, has had a long-term friendship with Mr. Liew.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMEDIA GROUP, INC.

DATE: July 20, 2016

By:        /s/ Henrik Jorgensen
Name:   Henrik Jorgensen
Title:     Chief Executive Officer